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                                                               EXHIBIT J
                                                                  TO
                                                        PARTICIPATION AGREEMENT

                    FORM OF CERTIFICATE OF ACCEPTANCE OF LESSEE

TO: Heller Financial Leasing, Inc. as Agent ("Agent") pursuant to that certain Participation Agreement, dated as of May 28, 1999, among Stratosphere Gaming Corp., a Nevada corporation ("Lessee"), Stratosphere Corporation, a Delaware corporation, as Guarantor, First Security Trust Company of Nevada, not in its individual capacity, but solely as Trustee, the Agent and the Lenders identified therein. Capitalized terms used herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement.

         Lessee hereby certifies to you, and for the benefit of the Lenders, as follows:

         1. (i) that it has inspected, received, approved and accepted delivery of all of the items of Equipment described in
                  Schedule I to that certain Bill of Sale to Agent, dated the date hereof (the "Items of Equipment") for all purposes of the Lease and the other operative Documents; and

                            (ii) such Items of Equipment are in good operating
                  order, repair, condition and appearance and without any defect therein with respect to design, manufacture, condition (reasonable wear and tear excepted), operation or fitness for use or in any other respect whether or not discoverable by Lessee as of the date hereof.

         2. that it hereby confirms acceptance of delivery on May 28,1999, and lease from the Lessor under the Lease of such Items of Equipment.

         3. that it hereby represents and warrants that no event which would constitute a Casualty or Non-Casualty Loss and no notice of such Casualty or Non-Casualty Loss has been given to Lessee or any of its Affiliates with respect to such Item of Equipment as of the date hereof. Lessee hereby reaffirms each of the representations and warranties set forth at Section 4.1 of the Participation Agreement as if made on the date hereof, except to the extent any such representation and warranty relates to an earlier date, including that such Items of Equipment are free and clear of all Liens other than Permitted Liens.


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                                                       Certificate of Acceptance

            IN WITNESS WHEREOF, Lessee has caused this Certificate of Acceptance to be duly executed and delivered by one of its officers thereunto duly authorized this 28th day of May, 1999.

                                       STRATOSPHERE GAMING CORP.


                                       By:_____________________
                                       Name:  Thomas A. Lettero
                                       Title: Vice President-Administration
                                            Chief Financial Office